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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     APRIL 1, 1998
                                                 ----------------------



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


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
      OKLAHOMA                         1-13726                     73-1395733
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(State or other jurisdiction         (Commission        (IRS Employer Identification No.)
of incorporation)                    File Number)

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     6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA           73118
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        (Address of principal executive offices)                (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On April 1, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing that it has commenced a tender offer to purchase all of the Company's $90 million 10-1/2% Senior Notes due 2002. The Company is also soliciting consents from tendering noteholders to amend the Indenture for the 10-1/2% Senior Notes to remove, among other things, the significant restrictive covenants contained therein. The April 1, 1998 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on April 1, 1998.













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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       CHESAPEAKE ENERGY CORPORATION



                                        BY:  /S/ AUBREY K. MCCLENDON
                                            ------------------------------------
                                                 AUBREY K. MCCLENDON,
                                               Chairman of the Board and
                                                Chief Executive Officer

Dated: April 16, 1998




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                                 EXHIBIT INDEX

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EXHIBIT           DESCRIPTION
-------           -----------
99                Press Release issued by the Registrant on April 1, 1998.

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